INDIVIDUAL RETIREMENT ACCOUNT ADOPTION AGREEMENT

FOR NEW IRAS


Use this form to open a new IRA, IRA R/O (Conduit), Roth IRA, Roth Conversion IRA, SEP IRA, and/or SAR SEP. If you have an existing IRA of one of the types listed above invested in the BARON FUNDS group of funds, you may open an additional IRA of a different type by completion of a shorter form, "AUTHORIZATION TO ADD AN IRA".(Do not use this application to open a SIMPLE IRA or Education IRA.)Please use one application form for each IRA type.

For information or to request forms call 1-800-442-3814.

SEND ALL COMPLETED DOCUMENTATION TO: BARON FUNDS, P.O. BOX 419946, KANSAS CITY, MO 64141-6946 ANNUAL MAINTENANCE FEE FOR ACCOUNTS LESS THAN $10,000 IS $12.


PARTICIPANT INFORMATION

--------------------------------------------------------------------------------
First Name                 Initial             Last Name

---------------------------------              -----------------------
Social Security #                              Date of Birth

-----------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------
City                       State               Zip Code

-----------------------------------------------------------------------------
Daytime Phone Number                           Home Phone Number

------------------------------------------------------------------------------
Name and Firm of Representative                Representative's Phone Number


NEW ACCOUNT INFORMATION

Please select one IRA type, mark investment type, and complete requested investment information.

                                                                        DOLLARS         CONTRIBUTION    SPECIAL
IRA TYPE        INVESTMENT TYPE                                         INVESTED        TAX YEAR        FORM
---------------------------------------------------------------------------------------------------------------

o Regular IRA

                o IRA deductible or nondeductible Contribution           $------        -------

                o Direct Transfer from existing IRA                      $------                        [ ]

                o Rollover within 60 days of receipt from a regular IRA  $------
---------------------------------------------------------------------------------------------------------------
o Rollover IRA (Conduit)

                o Direct Rollover payable to IFTC from 403(b)
                  or employer qualified plan                             $------

                o Direct Transfer from existing Conduit IRA              $------                         [ ]

                o Rollover within 60 days of receipt from 403(b) or
                  employer qualified plan                                $------
---------------------------------------------------------------------------------------------------------------
o Roth IRA

                o Roth IRA nondeductible Contribution                    $------        -------

                o Direct Transfer from existing Roth IRA
                  with original start date --/--/--                      $------                          [ ]

                o Rollover within 60 days from Roth IRA
                  with original start date --/--/--                      $------

                                                                        DOLLARS         CONTRIBUTION    SPECIAL
IRA TYPE        INVESTMENT TYPE                                         INVESTED        TAX YEAR        FORM
----------------------------------------------------------------------------------------------------------------
o Roth Converted IRA

                o Convert my existing NonBaron Funds to a
                  regular IRA to a Roth Converted IRA                   $-------                        [ ]

                o Convert my existing Baron Funds IRA to a
                  Roth Converted IRA

                o Direct Transfer from existing Roth Converted IRA
                  with original start date --/--/--                     $-------                        [ ]

                o Rollover within 60 days from Roth Converted IRA
                  with original start date --/--/--                     $-------
----------------------------------------------------------------------------------------------------------------
o SEP IRA

                o SEP Employer (or self employed) Contribution          $-------        -------

                o Direct Transfer from existing SEP IRA                 $-------                        [ ]

                o Rollover within 60 days of receipt from a SEP IRA     $-------
----------------------------------------------------------------------------------------------------------------
o SAR SEP IRA plan established before 1997

                o SEP Employee Salary Reduction                         $-------        -------

                o Direct Transfer from existing SAR SEP IRA             $-------                        [ ]

                o Rollover within 60 days of receipt from a SAR SEP IRA $-------


[ ] COMPLETE AND ENCLOSE "AUTHORIZATION FOR IRA TRANSFER, DIRECT ROLLOVER & CONVERSION". Please call 1-800-442-3814 to request Authorization forms.


INVESTMENT INSTRUCTIONS

PLEASE ALLOCATE MY PURCHASE AS FOLLOWS:

If opening more than one type of IRA with this form, please give the reference number of the account beside the investment instruction.


NAME OF FUND                    AMOUNT

BARON ASSET FUND                ------------------------------------------------

BARON GROWTH & INCOME FUND      ------------------------------------------------

BARON SMALL CAP FUND            ------------------------------------------------


DESIGNATION OF BENEFICIARIES

I designate the individual(s) named below the Beneficiary(ies) of this IRA. I revoke all prior IRA Beneficiary designations, if any, made by me for these assets. I understand that I may change or add Beneficiaries at any time by written notice to the Custodian. If I am not survived by any Beneficiary, my Beneficiary shall be my estate. (If no percentage is specified, primary beneficiaries will share the account balance equally.)


PRIMARY BENIFICIARY(IES)

---------------------------------------------------     ------------------------
First Name     Initial     Last Name                    Relationship

-----------------------------        ---------------       --------------------
Social Security Number               Date of Birth         % of Account

--------------------------------------------------------------------------------
Address

---------------------------------------------------     ------------------------
First Name     Initial     Last Name                    Relationship

-----------------------------        ---------------       --------------------
Social Security Number               Date of Birth         % of Account

--------------------------------------------------------------------------------
Address


CONTINGENT BENIFICIARY(IES)

---------------------------------------------------     ------------------------
First Name     Initial     Last Name                    Relationship

-----------------------------        ---------------       --------------------
Social Security Number               Date of Birth         % of Account

--------------------------------------------------------------------------------
Address



---------------------------------------------------     ------------------------
First Name     Initial     Last Name                    Relationship

-----------------------------        ---------------       --------------------
Social Security Number               Date of Birth         % of Account

--------------------------------------------------------------------------------
Address


SPOUSAL CONSENT

(This section should be reviewed if the accountholder is married, is a resident of a community property or marital property state, and designates a beneficiary other than the spouse. It is the accountholder's responsibility to determine if this section applies. The accountholder may need to consult with legal counsel. Neither the Custodian nor the Sponsor are liable for any consequences resulting from a failure of the accountholder to provide proper spousal consent.)

I am the spouse of the above named accountholder. I acknowledge that I have received full and reasonable disclosure of my spouse's property and financial obligations. Due to any possible consequences of giving up my community property interest in this IRA, I have been advised to see a tax professional or legal advisor.

I hereby consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequence that may result. No tax or legal advice was given to me by the Custodian or Sponsor.


--------------------------------------------------------------------------------
Signature of Spouse                                   Date


--------------------------------------------------------------------------------
Signature of Witness for Spouse                       Date


CERTIFICATION AND SIGNATURES

If the Depositor has indicated a Regular IRA Rollover or Direct Rollover above, Depositor certifies that the contribution does not include any employee contributions to any qualified plan (other than accumulated deductible employee contributions) or 403(b) arrangement; if the distribution is from another Regular IRA, that Depositor has not made another rollover within the oneyear period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to this Account; and that no portion of the amount rolled over is a required minimum distribution under the required distribution rules.

If Depositor has indicated a Conversion or a Rollover of an existing Regular IRA to a Roth IRA, Depositor acknowledges that the amount converted will be treated as taxable income (except for prior nondeductible contributions) for federal income tax purposes. If Depositor has indicated a Rollover from another Roth IRA, Depositor certifies that the information given above is correct and acknowledges that adverse tax consequences or penalties could result from giving incorrect information.

Depositor has received and read the applicable sections of the "Universal Individual Retirement Account Disclosure Statement" relating to this Account. The Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement.

Depositor acknowledges and understands that the beneficiaries named herein may be changed or revoked at any time by filing a new designation in writing with the Custodian. All forms must be acceptable to the Custodian and dated and signed by the Depositor.

If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must sign the Adoption Agreement. Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.


--------------------------------------------------------------------------------
Signature of Depositor                                Date



CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company will accept appointment as Custodian of the Depositor's Account. However, this Agreement is not binding upon the Custodian until the Depositor has received a statement of the transaction. Receipt by the Depositor of a confirmation of the purchase of the Fund shares indicated above will serve as notification of Investors Fiduciary Trust Company's acceptance of appointment as Custodian of the Depositor's Account.


INVESTORS FIDUCIARY TRUST COMPANY, CUSTODIAN
--------------------------------------------------------------------------------
Signature of Custodian







RETAIN A PHOTOCOPY OF THIS FORM FOR YOUR RECORDS

AUTHORIZATION TO ADD AN IRA

USE THIS FORM TO OPEN AN ADDITIONAL IRA IF YOU HAVE AN EXISTING IFTC IRA INVESTED IN THE BARON FUNDS.(THIS FORM IS NOT REQUIRED TO OPEN AN INVESTMENT ACCOUNT IN AN ADDITIONAL FUND OF THE SAME FUND GROUP IN THE SAME TYPE IRA.) DO NOT USE FORM TO OPEN A SIMPLE IRA. FOR SIMPLE IRA INFORMATION CALL 18004423814.SEND ALL COMPLETED DOCUMENTATION TO: BARON FUNDS, P.O. BOX 419946, KANSAS CITY, MO 641416946

REQUEST FOR ADDITIONAL IRA

Please open an additional Individual Retirement Account (IRA) for which I authorize the identical mutual fund for investment, address, accountholder birthdate, social security number, and beneficiary information as that shown on the existing account referenced below. For information on how to make future changes to your IRA, call 18004423814. Annual Maintenance Fee for accounts less than $10,000 is $12.

EXISTING ACCOUNT INFORMATION


-------------------------------------------------------------------------------
Existing IRA account number             Fund


-------------------------------------------------------------------------------
Social Security #


-------------------------------------------------------------------------------
First Name              Initial         Last Name (on existing IRA)

-------------------------------------------------------------------------------
Daytime Phone Number                    Home Phone Number

NEW ACCOUNT INVESTMENT INFORMATION

Please select one IRA type, mark investment type, and complete requested investment information.

                                                                        DOLLARS         CONTRIBUTION    SPECIAL
IRA TYPE        INVESTMENT TYPE                                         INVESTED        TAX YEAR        FORM
--------------------------------------------------------------------------------------------------------------
o Regular IRA

                o IRA deductible or nondeductible Contribution           $------         ------

                o Direct Transfer from existing IRA                      $------                         [ ]

                o Rollover within 60 days of receipt from a regular IRA  $------
---------------------------------------------------------------------------------------------------------------
o Rollover IRA (Conduit)

                o Direct Rollover payable to IFTC from
                  403(b) or employer qualified plan                      $------

                o Direct Transfer from existing Conduit IRA              $------                         [ ]

                o Rollover within 60 days of receipt from 403(b)
                  or employer qualified plan                             $------
----------------------------------------------------------------------------------------------------------------
o Roth IRA

                o Roth IRA nondeductible Contribution                    $------         -------

                o Direct Transfer from existing Roth IRA
                  with original start date --/--/--                      $------                         [ ]

                o Rollover within 60 days from Roth IRA
                  with original start date --/--/--                      $------
-----------------------------------------------------------------------------------------------------------------
o Roth Converted IRA

                o Convert my existing regular IRA to Roth Converted IRA  $------                         [ ]

                o Direct Transfer from existing Roth Converted IRA
                  with original start date --/--/--                      $------                         [ ]

                o Rollover within 60 days from Roth Converted IRA
                  with original start date --/--/--                      $------


                                                                        DOLLARS         CONTRIBUTION    SPECIAL
IRA TYPE        INVESTMENT TYPE                                         INVESTED        TAX YEAR        FORM
------------------------------------------------------------------------------------------------------------------
o SEP IRA
                o SEP Employer (or self employed) Contribution           $------         ---------

                o Direct Transfer from existing SEP IRA                  $------                         [ ]

                o Rollover within 60 days of receipt from a SEP IRA      $------
------------------------------------------------------------------------------------------------------------------
o SAR SEP IRA plan established before 1997

                o SEP Employee Salary Reduction                          $------         ---------

                o Direct Transfer from existing SAR SEP IRA              $------                         [ ]

                o Rollover within 60 days of receipt from a SAR SEP IRA  $------

[ ]Complete and enclose "Authorization to Transfer/Direct Rollover/Convert IRA to Roth IRA". Please call 18004423814 to request Authorization forms.

CERTIFICATION AND SIGNATURES

If the Depositor has indicated a Regular IRA Rollover or Direct Rollover above, Depositor certifies that the contribution does not include any employee contributions to any qualified plan (other than accumulated deductible employee contributions) or 403(b)arrangement; if the distribution is from another Regular IRA, that Depositor has not made another rollover within the oneyear period immediately preceding this rollover; that such distribution was received within 60 days of making the rollover to this Account; and that no portion of the amount rolled over is a required minimum distribution under the required distribution rules.

If Depositor has indicated a Conversion or a Rollover of an existing Regular IRA to a RothIRA, Depositor acknowledges that the amount converted will be treated as taxable income(except for prior nondeductible contributions) for federal income tax purposes. If Depositor has indicated a Rollover from another Roth IRA, Depositor certifies that the information given above is correct and acknowledges that adverse tax consequences or penalties could result from giving incorrect information.

Depositor has received and read the applicable sections of the "Universal Individual Retirement Account Disclosure Statement" relating to this Account. The Custodial Account document, and the "Instructions" pertaining to this Adoption Agreement.

Depositor acknowledges and understands that the beneficiaries named herein may be changed or revoked at any time by filing a new designation in writing with the Custodian. All forms must be acceptable to the Custodian and dated and signed by the Depositor.

If the Depositor is a minor under the laws of the Depositor's state of residence, a parent or guardian must sign the Adoption Agreement. Until the Depositor reaches the age of majority, the parent or guardian will exercise the powers and duties of the Depositor.




--------------------------------------------------------------------------------
SIGNATURE (AND TITLE IF APPLICABLE)                     DATE



CUSTODIAN ACCEPTANCE: Investors Fiduciary Trust Company will accept appointment as Custodian of the Depositor's Account. However, this Agreement is not binding upon the Custodian until the Depositor has received a statement of the transaction. Receipt by the Depositor of a confirmation of the purchase of the Fund shares indicated above will serve as notification of Investors Fiduciary Trust Company's acceptance of appointment as Custodian of the Depositor's Account.

INVESTORS FIDUCIARY TRUST COMPANY, CUSTODIAN
--------------------------------------------------------------------------------
SIGNATURE OF CUSTODIAN




RETAIN A PHOTOCOPY OF THIS FORM FOR YOUR RECORDS

ACCOUNT APPLICATION

AUTHORIZATION FOR IRA TRANSFER,
DIRECT ROLLOVER & CONVERSION


You may use this form to effect a direct transfer from an IRA to an IRA with another Custodian; a direct rollover from a Qualified Plan or 403(b) to an IRA; or a conversion from a regular IRA to a Roth IRA. The assets may be from another fund family or within the BARON Funds. Make sure you attach a copy of your existing account statement, any other forms required by your current custodian/trustee, and an IRA Application or "Authorization to Add an IRA" form if you do not have an existing IRA of the type necessary to receive the assets. Send all completed documentation to: BARON FUNDS,P.O. Box 419946, Kansas City, MO 64141-6946 ANNUAL MAINTENANCE FEE IS $12.

PARTICIPANT INFORMATION


--------------------------------------------------------------------------------
First Name                 Initial             Last Name

---------------------------------              -----------------------
Social Security #                              Date of Birth

-----------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------
City                       State               Zip Code

-----------------------------------------------------------------------------
Daytime Phone Number                           Home Phone Number

------------------------------------------------------------------------------
Name and Firm of Representative                Representative's Phone Number


CURRENT CUSTODIAN ACCOUNT INFORMATION

-----------------------------------------   ------------------------------------
Custodian Name                              Current Fund Name/Class

-----------------------------------------   ------------------------------------
Custodian Address                           Current Account Number

-----------------------------------------   ------------------------------------
                                            Additional Fund Name/Class

-----------------------------------------   ------------------------------------
Custodian Telephone Number                  Additional Account Number


INSTRUCTIONS TO MY CURRENT CUSTODIAN

I have established a Baron Funds Individual Retirement Account with Investors Fiduciary Trust Company as Custodian. Please transferinkind or withdraw assets from my account in your custody in the following manner and send a check payable to Investors Fiduciary Trust Company (IFTC) Individual Retirement Account FBO my name and social security number. Mail to Baron Funds, P.O. Box 419946, Kansas City, MO 64141-6946


TYPE OF ACCOUNT TO BE TRANSFERRED (CHECK ONE)*

o    IRA

o    Conduit IRA (direct rollover from my current qualified plan or 403(b))

o    Roth Contributory Account (Account start date --/--/--)

o    Roth Conversion Account (Account start date --/--/--)

o    SEP IRA

o    SARSEP IRA (For plans established prior to 1/1/97)

o    SIMPLE IRA transfer to a SIMPLE IRA

o    Employers Qualified Plan, 403(b), 401(k), etc..


*    Note: You may not transfer from a Roth IRA or a simplified employee pension
     (SEP)IRA. Transfers to a Regular IRA or SEP IRA may be made from another Regular IRA or SEP IRA, qualified employer plan, 403(b) arrangement, or a SIMPLE IRA account (but not until at least 2 years after the first contribution to your SIMPLE IRA account).

Transfers to a Roth IRA are possible only from another Roth IRA or from a Regular IRA, not from other types of taxdeferred accounts. A transfer from a Regular IRA will trigger federal income tax on the taxable amount transferred from the Regular IRA. Transfers to a SIMPLE IRA may be made only from another SIMPLE IRA. During the first two years after a SIMPLE IRA may be made only from another SIMPLE IRA; after two years, transfers may be made from a SIMPLE IRA to a Regular IRA..

PORTION OF ACCOUNT TO BE TRANSFERRED (CHECK ONE):

o    All of the assets in my account OR $--- or --- % of my account.

o    Transfer  of  Baron  Fund  shares  in  kind.  Check  here  to  authorize  a
     transferinkind   of   Baron   Fund   shares   only   from   your   existing
     trustee/custodian to Investors Fiduciary Trust Company.

IF YOU ARE TRANSFERRING A CERTIFICATE OF DEPOSIT IRA CHOOSE ONE OPTION:

o Liquidate prior to maturity date. I am aware that I may incur a penalty for early withdrawal.

o Liquidate at maturity. (Maturity date must be within 60 days. If the maturity date is less than 15 days from the date of this request, you may want to contact your custodian bank to prevent automatic reinvestment of the account.)


INSTRUCTIONS TO INVESTORS FIDUCIARY TRUST COMPANY

Invest my assets into the IRA and investment type indicated below.


IRA TYPES: (CHOOSE ONE)                 INVESTMENT TYPES: (CHOOSE ONE)

o    Regular IRA                        o    Direct Transfer from existing IRA

o    Rollover IRA (Conduit)             o    Direct Rollover payable to IFTC from 403(b) or employer qualified plan

                                        o    Direct Transfer from existing Conduit IRA

o    Roth IRA                           o    Direct Transfer from existing Roth IRA-original start date --/--/--

o    Roth Conversion IRA                o    Convert my existing regular IRA to a Roth Conversion IRA

                                        o    Direct Transfer from existing Roth Conversion IRA-
                                             original start date of --/--/--

o    SEP IRA                            o    Direct Transfer from existing SEP IRA

o    SAR SEP IRA plan                   o    Direct Transfer from existing SAR SEP IRA established before 1997 ------

o    SIMPLE IRA                         o    Direct Transfer from existing SIMPLE IRA


PLEASE ALLOCATE MY PURCHASE AS FOLLOWS:

NAME OF FUND                   ACCOUNT NUMBER          AMOUNT

BARON ASSET FUND               -------------------     ------------------------

BARON GROWTH & INCOME FUND     -------------------     ------------------------

BARON SMALL CAP FUND           -------------------     ------------------------


SIGNATURE OF DEPOSITOR

The undersigned certifies to the present IRA custodian or trustee that the undersigned has established a successor Individual Retirement Custodial Account meeting the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be) to which assets will be transferred, and certifies to Investors Fiduciary Trust Company that the IRA from which assets are being transferred meets the requirements of Internal Revenue Code Section 408(a), 408(p) or 408A (as the case may be).


--------------------------------------------------------------------------------
Signature                                           Date

SIGNATURE GUARANTEE (only if required by current Custodian or Trustee). Signature guaranteed by:


--------------------------------------------------------------------------------
Name of Bank or Dealer Firm

--------------------------------------------------------------------------------
Signature of Officer and Title


ACCEPTANCE BY NEW CUSTODIAN

Investors Fiduciary Trust Company agrees to accept transfer of the above amount for deposit to the Depositor's Investors Fiduciary Trust Company Individual Retirement Custodial Account, and requests the liquidation and transfer of assets as indicated above.

INVESTORS FIDUCIARY TRUST COMPANY
--------------------------------------------------------------------------------
Signature of Custodian                              Date